UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2021 (January 12, 2021)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6655 Peachtree Dunwoody Rd.
Atlanta, GA 30328
(Address of principal executive offices including zip code)

(770) 418 - 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $1 par value per share	NWL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)    On January 19, 2021, Newell Brands Inc. (the “Company”) announced that Jeffrey M. Sesplankis will be joining the Company as Chief Accounting Officer, effective February 1, 2021. Mr. Sesplankis will begin serving as the Company’s Principal Accounting Officer on March 2, 2021 (the “Appointment Date”). Until the Appointment Date, Christopher H. Peterson, the Company’s Chief Financial Officer and President, Business Operations, will continue to serve as Principal Accounting Officer.

Mr. Sesplankis, age 46, served as Chief Accounting Officer of Delphi Technologies PLC, a global provider of automotive technologies, between 2017 and 2020. He also served as Global Shared Services leader of Delphi Technologies PLC beginning in January 2020. Prior to that, he served as Global Divisional Powertrain Controller from 2015 to 2017 and as Director of Internal Audit and Interim Chief Audit Executive between 2014 and 2015 at Delphi Automotive PLC, a designer and manufacturer of vehicle components and provider of powertrain and technology solutions to the automotive market. Earlier in his career, he served as an accounting executive at Chrysler Group LLC, an automotive manufacturer as well as in progressive roles with Ernst & Young LLP both in the U.S. and abroad.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Sesplankis and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Sesplankis and any other person pursuant to which Mr. Sesplankis will be serving as Chief Accounting Officer or Principal Accounting Officer. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Sesplankis will receive a base salary of $400,000 per year and will be eligible to participate in the Company’s Management Bonus Plan, Long Term Incentive Plan, Supplemental Employment Savings Plan and other executive benefits programs, including the relocation assistance policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: January 19, 2021	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary

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